CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the amended Quarterly Report on Form 10-Q/A for the period ended June 30, 2011 (the “Report”) of Crown City Holdings, Inc. formerly American Post Tension, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Michael W. Abbott, the Chairman and President of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

August 23, 2011

  /s/ Michael W. Abbott

Michael W. Abbott

Chairman and President